UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2007
VERTRUE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-21527	06-1276882
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

20 Glover Avenue
Norwalk, Connecticut		06850
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (203) 324-7635

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
     On July 3, 2007, the Board of Directors of Vertrue Incorporated., a Delaware corporation (the “Company”), declared a dividend of one right (a “Right”), payable in accordance with the terms of the Stockholder Protection Rights Agreement, dated as of July 3, 2007 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, a New York corporation, as Rights Agent (the “Rights Agent”), for each outstanding share of common stock, par value $0.01 per share (“Common Stock”), of the Company held of record at the close of business on July 16, 2007 (the “Record Time”), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of the Company’s Participating Preferred Stock, no par value (“Participating Preferred Stock”), for $240.00 (the “Exercise Price”), subject to adjustment.
     The Rights will be evidenced by Common Stock certificates until the close of business on the earlier of (either, the “Separation Time”) (i) the tenth business day (or such earlier or later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences or publicly announces the intention to commence a tender or exchange offer that, if consummated, would result in such Person’s becoming an Acquiring Person (as defined below) and (ii) the time of the first event causing a Flip-in Date (as defined below) to occur, provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided, further, that if any tender or exchange offer or public announcement of an intention to commence such an offer referenced in clause (i) of this paragraph above is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed, for purpose of the definition of “Separation Time”, never to have been made. A Flip-in Date will occur on the tenth business day after any Stock Acquisition Date (as defined below) or such earlier or later date and time as the Board of Director of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. A “Stock Acquisition Date” means the earlier of (a) the first date on which the Company publicly announces (by any means) that a Person has become an Acquiring Person or (b) the date and time on which any Acquiring Person becomes the Beneficial Owner (as defined in the Rights Agreement) of more than 25% of the outstanding shares of Common Stock. An “Acquiring Person” is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock, which term shall not include (i) the Company, any subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company or a subsidiary of the Company, (ii) any Person who shall become the Beneficial Owner of 15% or more of the outstanding Common Stock solely as a result of a reduction in the number of shares of Common Stock outstanding due to an acquisition of shares of Common Stock by the Company, until such time thereafter as such Person acquires additional shares of Common Stock (other than through a stock dividend or stock split) of

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any additional shares of Common Stock while such Person is or as of a result of which such Person becomes the Beneficial Owner of 15% or more of the outstanding shares of Common Stock, (iii) any Person who (in the good faith determination of the Board of Directors of the Company) becomes the Beneficial Owner of 15% or more of the outstanding shares of Common Stock but who acquired Beneficial Ownership of shares of Common Stock without any plan or intent to seek or affect control of the Company, if such Person promptly divests (or promptly enters into an agreement with, and satisfactory to, the Company, in its sole discretion, to divest, and thereafter promptly divests, in each case without exercising or retaining any power, including voting power, with respect to such shares) sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person ceases to be Beneficial Owner of 15% or more of the outstanding shares of Common Stock, (iv) any Person who Beneficially Owns shares of Common Stock consisting solely of one or more of (A) shares of Common Stock Beneficially Owned pursuant to the grant or exercise of an option granted to such Person (an “Option Holder”) by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to the time such Person becomes a Beneficial Owner of 15% or more of the outstanding shares of Common Stock, (B) shares of Common Stock Beneficially Owned by such Option Holder or its affiliates or associates at the time of grant of such option and (C) shares of Common Stock, amounting to less than 1% of the outstanding shares of Common Stock, acquired by affiliates or associates of such Option Holder after the time of such grant, or (v) Brencourt Advisors, LLC (“Brencourt”) but only to the extent Brencourt is or becomes the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of execution of (and/or consummation of the purchase of the 1,807,021 shares of Common Stock in accordance with) the Letter Agreement, dated as of June 20, 2007, among Brencourt, Thomas W. Smith and Scott J. Vassalluzzo as entered into on June 20, 2007 (excluding any amendment thereto, if any), until such time thereafter as Brencourt shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock. Notwithstanding anything in the Rights Agreement to the contrary, neither Velo Holdings Inc., Velo Acquisition Inc, One Equity Partners II, L.P., Oak Investment Partners XII, L.P., Rho Ventures V, L.P., Rho Ventures V, Affiliates, L.L.C. nor any of their affiliates or associates shall be deemed to be an Acquiring Person as a result, directly or indirectly, of (I) the approval, execution, delivery or performance of the Agreement and Plan of Merger by and among Vertrue Incorporated, Velo Holdings Inc. and Velo Acquisition Inc., dated as of March 22, 2007, as it may be amended from time to time (the “Merger Agreement”), and any other transactional agreements relating to the Merger Agreement, including without limitation the Rollover and Voting Commitment Letter Agreement between Gary A. Johnson and Velo Holdings, Inc. (“Related Documents”), (II) the consummation of transactions contemplated under the Merger Agreement and Related Documents, or (III) any other acquisition of Beneficial Ownership of shares of Common Stock made while the Merger Agreement is in full force and effect, until such time hereafter, after the termination of the Merger Agreement, such Person shall become the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock while such Person is or as a result of which such

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Person becomes the Beneficial Owner of 15% or more of the outstanding shares of Common Stock.
     The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with shares of Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be delivered to holders of record of shares of Common Stock at the Separation Time.
     The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on July 3, 2009 (unless extended by action of the Board of Directors of the Company) (iii) the date on which the Rights are redeemed as described below, (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event (as defined in the Rights Agreement) and (v) immediately prior to the “Effective Time” as defined in the Merger Agreement (in any such case, the “Expiration Time”).
     The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.
     In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof or any transferee of the foregoing, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Stock Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof or any transferee of the foregoing, which Rights become void) for shares of Common Stock at an exchange

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ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Company’s Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate and each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof or any transferee of the foregoing) will thereafter represent only the right to receive a number of shares of Common Stock calculated in accordance with the Exchange Ratio.
     Whenever the Company shall become obligated, as described in the preceding paragraph, to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.
     Prior to the Expiration Time, the Company shall not enter into, consummate or permit to occur a transaction or series of transactions, on or after a Flip-in Date, in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, at the time of consummation of the consolidation, merger or statutory share exchange or at the time the Company enters into an agreement with respect to any such consolidation, merger or statutory share exchange, the Acquiring Person controls the Board of Directors of the Company or is the Beneficial Owner of 90% or more of the outstanding shares of Common Stock and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such consolidation, merger or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of shares of Common Stock or (B) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or an affiliate or associate thereof or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons that are affiliates or associates or otherwise acting in concert, if, at the time of the entry by the Company (or any such subsidiary) into an agreement with respect to such sale or transfer, the Acquiring Person or any of its affiliates or associates controls the Board of Directors of the Company or the Acquiring Person is the Beneficial Owner of 90% or more of the outstanding shares of Common Stock (a “Flip-over Transaction or Event”), unless and until it shall have entered into a supplemental agreement with the Flip-over Entity (as defined in the Rights Agreement), for the benefit of the holders of the Rights, providing that, upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for

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an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its affiliates and associates counted together as a single Person.
     The Board of Directors of the Company may, at its option, at any time prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) the then outstanding Rights at a price of $0.001 per Right (the “Redemption Price”), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities, as determined by the Board of Directors of the Company.
     The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.
     The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 15% or more of shares of Common Stock unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its stockholders because the Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.
     As of July 3, 2007 there were 19,623,660 shares of Common Stock issued (of which 9,818,022 shares were outstanding and 9,805,638 shares were held in treasury) and 4,756,307 shares reserved for issuance pursuant to employee benefit plans and convertible securities. As long as the Rights are attached to shares of Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.
     The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of Participating Preferred Stock) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.
Item 8.01 Other Events
     On July 6, 2007, a press release was issued by the Company announcing the adoption of the Rights Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
4.1	Stockholder Protection Rights Agreement, dated as of July 3, 2007, between Vertrue Incorporated and American Stock Transfer & Trust

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Company, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of Participating Preferred Stock.

99.1	Press release, dated July 6, 2007, issued by Vertrue Incorporated.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTRUE INCORPORATED
Date: July 6, 2007
	By:	/s/ George W. M. Thomas
		Name:	George W. M. Thomas
		Title:	Senior Vice President & General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

(4.1)	Stockholder Protection Rights Agreement, dated as of July 3, 2007, between Vertrue Incorporated and American Stock Transfer & Trust Company, including as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of Participating Preferred Stock.

(99.1)	Press release, dated July 6, 2007, issued by Vertrue Incorporated.

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